                                                                   EXHIBIT 10.26

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                            SUBSCRIPTION AGREEMENT


                              IXL HOLDINGS, INC.


IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFER-ABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED. TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.


                           Dated as of April 30, 1996

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

                             SUBSCRIPTION AGREEMENT
                             ----------------------

          Subscription Agreement, dated as of April 30, 1996, between IXL Holdings Inc., a Delaware corporation (the "Company"), U. Bertram Ellis, Jr., James V. Sandry and James S. Altenbach (individually, a "Purchaser" and collectively, the "Purchasers").

          WHEREAS, each of the Purchasers desires to subscribe for, and the Company desires to make available for purchase, those shares of the Company's Class A Convertible Preferred Stock, par value $.01 per share (the "Shares"), indicated as being subscribed for by each such Purchaser on Schedule 1 hereto on the terms and conditions set forth below;

          NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth in this Agreement, the parties hereto agree as follows:

          1.   Purchase and Sale of the Shares.
               -------------------------------

(a)  General.  Subject to all of the terms and conditions of this Agreement, and
     -------
in reliance upon the representations and warranties contained herein, each Purchaser hereby subscribes for and agrees to purchase, and the Company hereby agrees to sell to each such Purchaser for such Purchaser's own account, on the Closing Date (as defined in Section 2(a) hereof), the number of Shares set forth opposite such Purchaser's name on Schedule 1 hereto.

          (b)  Purchase Price.  The purchase price per Share shall be $100.00.
               --------------

          (c)  Consideration.  At the Closing, each Purchaser shall purchase
               -------------
such Shares for the amount set forth on Schedule 1 opposite such Purchaser's name (the "Consideration"). The Consideration shall be paid by the Purchaser at the Closing in cash payable by wire transfer of immediately available funds to an account designated by the Company or by bank check if acceptable to the Company.

          2.   Closing.  (a)  Time and Place.  The Closing of the transactions
               -------        --------------
contemplated by this Agreement (the "Closing") shall take place at the offices of Minkin & Snyder, 3060 Peachtree Road, Suite 1100, Atlanta, Georgia, at 10:00 am on April 30, 1996 or at such other time and date as the parties may agree to (the "Closing Date").

          (b)  Delivery by the Company.  At the Closing, against delivery of the
               -----------------------
Consideration by each Purchaser, the Company will deliver to each such Purchaser a stock certificate registered in such Purchaser's name and representing the number of Shares purchased by such Purchaser, which certificates shall bear the legends set forth in the Stockholders Agreement, dated as of the Closing Date (the "Stockholders Agreement"), among the Company, Kelso Investment Associates V, L.P. ("KIA V"), Kelso Equity Partners V, L.P. ("KEP V"), the Purchasers and each of the other persons who will become stockholders of the Company on the Closing Date.

          (c)  Delivery by the Purchasers.  At the Closing, each of the
               --------------------------
Purchasers will deliver the Consideration as provided in Section 1(c).

          3.   Purchaser's Representations, Warranties and Covenants.  (a)
               -----------------------------------------------------
Investment Intention and Restrictions on Disposition.  Each Purchaser represents
----------------------------------------------------
and warrants that such Purchaser is acquiring the Shares solely for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof in any transaction or series of transactions that would be in violation of the securities laws of the United States or any state thereof. Each Purchaser agrees that such Purchaser will not, directly or indirectly, offer, transfer, sell, pledge, hypothecate or otherwise dispose of any of the Shares (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of any of the Shares) or any interest therein or any rights relating thereto, except in compliance with (1) the Securities Act of 1933, as amended (the "Act"), and the rules and regulations of the Securities and Exchange Commission thereunder, (2) all applicable state securities or "blue sky" laws and (3) the Stockholders Agreement, as the same shall be amended from time to time. Each Purchaser further understands, acknowledges and agrees that none of the Shares or any interest therein or any rights relating thereto may be transferred, sold, pledged, hypothecated or otherwise disposed of (x) unless the provisions of such Stockholders Agreement shall have been complied with and (y) unless such disposition is exempt from the provisions of Section 5 of the Act or is pursuant to an effective registration statement under the Act and is exempt from (or in compliance with) applicable state securities or "blue sky" laws.
Any attempt by a Purchaser, directly or indirectly, to offer, transfer, sell, pledge, hypothecate or otherwise dispose of any of such Purchaser's Shares without complying with the provisions of this Agreement and the

Stockholders Agreement, as the same shall be amended from time to time, shall be void and of no effect.

          (b)  Securities Law Matters.  Each Purchaser acknowledges receipt of
               ----------------------
advice from the Company that (i) the Shares have not been registered under the
                              -
Act or qualified under any state securities or "blue sky" laws, (ii) it is not
                                                                 --
anticipated that there will be any public market for the Shares, (iii) the
                                                                  ---
Shares must be held indefinitely and such Purchaser must continue to bear the economic risk of the investment in the Shares unless the Shares are subsequently registered under the Act and such state laws or an exemption from registration is available, (iv) Rule 144 promulgated under the Act ("Rule 144") is not
               --
presently available with respect to sales of any securities of the Company and the Company has made no covenant to make Rule 144 available and Rule 144 is not anticipated to be available in the foreseeable future, (v) when and if the
                                                        -
Shares may be disposed of without registration in reliance upon Rule 144, such disposition can be made only in limited amounts and in accordance with the terms and conditions of such Rule, (vi) if the exemption afforded by Rule 144 is not
                              --
available, public sale of the Shares without registration will require the availability of an exemption under the Act and (vii) a notation shall be made in
                                                ---
the appropriate records of the Company indicating that the Shares are subject to restrictions on transfer set forth in this Agreement and the Stockholders Agreement, as the same shall be amended from time to time, and, if the Company should in the future engage the services of a stock transfer agent, appropriate stop-transfer instructions will be issued to such transfer agent with respect to the Shares.

          (c)  Ability to Bear Risk.  Each Purchaser represents and warrants
               --------------------
that (i) such Purchaser's financial situation is such that such Purchaser can afford to bear the economic risk of holding the Shares for an indefinite period and (ii) such Purchaser can afford to suffer the complete loss of its investment in the Shares.

          (d)  Access to Information; Sophistication.  Each Purchaser represents
               -------------------------------------
and warrants that (i) such Purchaser is familiar with the business and financial condition, properties, operations and prospects of the Company and that it has had, during the course of the transactions contemplated hereby, the opportunity to ask questions of, and receive answers from, representatives of the Company concerning the Company and the terms and conditions of the purchase of the Shares and to obtain any additional information that such Purchaser deems necessary, (ii) such Purchaser's knowledge
                                                  --
and experience in financial and business matters is such that such Purchaser is capable of evaluating the merits and risk of the investment in the Shares and
(iii) such Purchaser has carefully reviewed the terms and provisions of the
 ---
Stockholders Agreement and has evaluated the restrictions and obligations contained therein. In furtherance of the foregoing, each Purchaser represents and warrants that (i) no representation or warranty, express or implied, whether
                   -
written or oral, as to the financial condition, results of operations, prospects, properties or business of the Company or as to the desirability or value of an investment in the Company has been made to such Purchaser by or on behalf of the Company, except for those representations and warranties contained in Section 4 and the Stockholders Agreement, (ii) such Purchaser has relied upon
                                              --
such Purchaser's own independent appraisal and investigation, and the advice of such Purchaser's own counsel, tax advisors and other advisors, regarding the risks of an investment in the Company and (iii) such Purchaser will continue to
                                           ---
bear sole responsibility for making its own independent evaluation and monitoring of the risks of its investment in the Company. For purposes of this
Section 3 (d), the Company includes each of the businesses to be acquired by the Company on the Closing Date.

          (e)  Accredited Investor.  Each Purchaser represents and warrants that
               -------------------
such Purchaser is an "accredited investor" as such term is defined in Rule 501(a) promulgated under the Act and, if such Purchaser is a natural person, that:

          (i) such Purchaser has an individual net worth, or joint net worth with such Purchaser's spouse, of at least $1,000,000; or

         (ii) such Purchaser has had an individual income in excess of $200,000 in each of 1994 and 1995 or joint income with such Purchaser's spouse in excess of $300,000 in each of 1994 and 1995, and such Purchaser has a reasonable expectation of reaching the same income level in 1996; or

        (iii)  such Purchaser is an executive officer of the Company.

          (f)  Due Execution and Delivery.  Each Purchaser represents and
               --------------------------
warrants that (i) such Purchaser has duly
               -
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

executed and delivered this Agreement, (ii) this Agreement constitutes and, upon
                                        --
execution thereof, the Stockholders Agreement and the Registration Rights Agreement, dated as of the Closing Date (the "Registration Rights Agreement"), among the Company, KIA V, KEP V and each of the other persons who will become stockholders of the Company on the Closing Date will constitute such Purchaser's legal, valid and binding obligations, enforceable against such Purchaser in accordance with their respective terms, (iii) no consent, approval,
                                         ---
authorization, order, filing, registration or qualification of or with any court, governmental authority or third person is required to be obtained by such Purchaser in connection with the execution and delivery of this Agreement or the Stockholders Agreement or the performance of his obligations hereunder or thereunder and, (iv) such Purchaser is a resident of the state set forth below
                 --
such Purchaser's name on the signature page hereof.

          4.   Representations and Warranties of the Company. The Company
               ---------------------------------------------
represents and warrants to each Purchaser that (i) the Company is a corporation
                                                -
duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) the execution and delivery of this Agreement, the
                    --
Stockholders Agreement and the Registration Rights Agreement, the performance of the Company's obligations hereunder and thereunder and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all requisite corporate action on the part of the Company, (iii)
                                                                          ---
this Agreement, the Stockholders Agreement and the Registration Rights Agreement have been duly and validly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable against it in accordance with their respective terms, except as the same may be affected by bankruptcy, insolvency, moratorium or similar laws, or by legal or equitable principles relating to or limiting the rights of contracting parties generally, and (iv) the Shares, when issued and delivered in accordance with the terms
     --
hereof, will be duly authorized, validly issued, fully paid and nonassessable, and free and clear of any liens or encumbrances other than those created pursuant to this Agreement and the Stockholders Agreement or otherwise in connection with the transactions contemplated hereby and thereby.

          5.   State Securities Laws.  Notwithstanding anything in this
               ---------------------
Agreement to the contrary, the Company shall not have any obligation to sell any Shares to any Purchaser who is a resident of a jurisdiction in which the sale of such shares to such Purchaser would constitute a violation of the securities, "blue sky" or other similar laws of such jurisdiction.

          6.   Stock Certificate Legends.  The certificates representing the
               -------------------------
Shares shall bear the following legends:

     (i) "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS AND UNTIL REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS SUCH OFFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION, TRANSFER OR OTHER DISPOSITION IS EXEMPT FROM REGISTRATION OR IS OTHERWISE IN COMPLIANCE WITH THE ACT, SUCH LAWS AND THE STOCKHOLDERS' AGREEMENT OF THE COMPANY, DATED AS OF APRIL 30, 1996, AS THE SAME SHALL BE AMENDED FROM TIME TO TIME (THE "STOCKHOLDERS AGREEMENT").

    (ii) THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER, A VOTING AGREEMENT AND OTHER CONDITIONS AND RESTRICTIONS, AS SPECIFIED IN THE STOCKHOLDERS AGREEMENT, COPIES OF WHICH ARE ON FILE AT THE OFFICE OF THE COMPANY AND WILL BE FURNISHED WITHOUT CHARGE TO THE STOCKHOLDER OF SUCH SHARES UPON WRITTEN REQUEST.

   (iii) THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OTHER SPECIAL RIGHTS OF EACH CLASS OR SERIES OF SHARES AUTHORIZED TO BE ISSUED AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND OR RIGHTS.

In addition, certificates representing Shares owned by residents of certain states shall bear any legends required by the laws of such states.

          7.   Miscellaneous.  (a)  Notices.  All notices and other
               -------------        -------
communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or by fax or sent by certified mail, return receipt requested, postage prepaid, or by Federal Express or other similar courier service to the parties to this Agreement at the following addresses or to such other address as the party to this Agreement whose address it is shall specify by notice to the other: if to a Purchaser, to such Purchaser at the address set forth under such Purchaser's name on the signature page of this Agreement; and if to the Company, to it at IXL Holdings, Inc., 1465 Northside Drive, Atlanta, Georgia 30318, Attention: U. Bertram Ellis, Jr., with a copy to Kelso & Company, 320 Park Avenue, 24th Floor, New York, New York 10022,
Attention: James J. Connors, II, Esq.

          (b)  Binding Effect; Benefits.  This Agreement shall be binding upon
               ------------------------
and inure to the benefit of the parties to this Agreement and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement and their respective successors or permitted assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

          (c)  Waiver, Amendment.  (i)  Waiver.  No action taken pursuant to
               -----------------        ------
this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by such party taking such action of compliance by any other party with any representations, warranties, covenants or agreements contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by any party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges hereunder or shall be deemed a waiver of such party's rights to exercise the same at any subsequent time or times hereunder.

         (ii)  Amendments.  Neither this Agreement nor any term or provision
               ----------
hereof may be amended, modified, waived or supplemented orally, but only by a written instrument executed by the Company and a majority of the Purchasers.

          (d)  Assignability.  Neither this Agreement nor any right, remedy,
               -------------
obligation or liability arising hereunder or by reason hereof shall be assignable by the Company without the prior written consent of a majority of the Purchasers or by any Purchaser without the prior written consent of the Company.

          (e)  Applicable Law.  This Agreement shall be governed by and
               --------------
construed in accordance with the law of the State of New York, regardless of the law that might be applied under principles of conflicts of law.

          (f)  Section and Other Headings.  The section and other headings
               --------------------------
contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

          (g)  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

          (h)  Pronouns.  Any use of masculine pronouns herein shall be deemed
               --------
to include the feminine and neuter cases, as applicable.

          (i)  Entire Agreement.  The Stockholders Agreement and this Agreement
               ----------------
shall constitute the entire agreement of the parties hereto with respect to the subject hereof and shall supersede all prior agreements, arrangements, understandings, documents, instruments and communications, whether written or oral, with respect to the subject matter hereof and thereof.

          (j)  Severability.  In case any provision of this Agreement shall be
               ------------
invalid or unenforceable in any jurisdiction, the validity and enforceability of the remaining provisions shall not in any way be affected thereby.


                 [Rest of the page intentionally left blank.]

          IN WITNESS WHEREOF, the Company and each of the Purchasers have executed this Agreement as of the date first set forth above.



                                   IXL HOLDINGS, INC.


                                   By:/s/ U. Bertram Ellis, Jr.
                                      -----------------------------------------
                                      Name:
                                      Title:


                                   PURCHASERS:


                                   /s/ U. Bertram Ellis, Jr.
                                   ---------------------------------------------
                                   U. BERTRAM ELLIS, Jr.
                                   1180 Northmoor Court
                                   Atlanta, Georgia 30327


                                   /s/ James V. Sandry
                                   ---------------------------------------------
                                   JAMES V. SANDRY
                                   873 Countryside Court
                                   Marietta, Georgia 30067


                                   /s/ James S. Altenbach
                                   ---------------------------------------------
                                   JAMES S. ALTENBACH
                                   4173 Glen Meadow Drive
                                   Norcross, Georgia 30092

                                                                        Schedule
                                                                        --------


                      CLASS A CONVERTIBLE PREFERRED STOCK

                                                               Aggregate
   Name of Purchaser    Number of Shares   Purchase Price    Purchase Price
   -----------------    ----------------   --------------    --------------
U. Bertram Ellis, Jr.        1,000            $100.00         $100,000.00

James V. Sandry                250            $100.00         $ 25,000.00

James S. Altenbach             250            $100.00         $ 25,000.00

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